Exhibit 3.1

                      The Commonwealth of Massachusetts

                           MICHAEL JOSEPH CONNOLLY
                              Secretary of State
                                                        FEDERAL IDENTIFICATION
_________                    ONE ASHBURTON PLACE        NO. 04-2114473
Examiner                    BOSTON, MASS.  02108

                                 ARTICLES OF
                 MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
              PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82


The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114.
           Make check payable to the Commonwealth of Massachusetts


                                     * * * *

We,             James Bickman and Norman B. Asher                    President*
and Clerk* of  Stocker & Yale, Inc.
                              name of corporation

organized under the laws of          Massachusetts                    and herein
called the parent corporation, do hereby certify as follows:

        1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

                                               State of          Date of
            Name                             Organization     Organization

      MFE Instruments Corporation              Delaware     February 24, 1983








      2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)



  Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

      4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B Section 82, was duly adopted:

      RESOLVED:     That pursuant to [ss]253 of the Delaware General Corporation
                    Law and [ss]82 of the Massachusetts Business Corporation
                    Act, MFE Instruments Corporation be merged with and into the Company (the "Merger"), effective as of the later of the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts or the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and that the Company shall assume all of the liabilities and obligations of MFE Instruments Corporation.

                        RESOLVED:That the President and Treasurer of the Company
                    be, and each of them acting singly hereby is authorized (i) to execute a Certificate of Ownership and Merger and to cause the same to be filed with the Secretary of State of the State of Delaware and the office of the Recorder of Deeds in the County of New Castle in the State of Delaware,
                    (ii) to execute Articles of Merger and to cause the same to be filed with the Secretary of State of the Commonwealth of Massachusetts, and (iii) to execute and deliver such other certificates, agreements, instruments or documents, and to take such actions as shall be necessary or advisable in order to effect the Merger, the execution of any such certificates, agreements, instruments or documents and the taking of any such actions to be conclusive evidence of the approval of such officer and the authorization by the Board of Directors.




























NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

      5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the effective date of the filing of these Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts.

      6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.) The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

         IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 12 day of June, 1989 .


                                    /s/ James Bickman                President*
                                    -----------------------------


                                    /s/ Norman Asher                 Clerk*
                                    -----------------------------


























* Delete the inapplicable words in case the parent corporation is organized under the laws of a state other than Massachusetts These articles are to be signed by officers having corresponding powers and duties.

                        COMMONWEALTH OF MASSACHUSETTS

           ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

                   (General Laws, Chapter 156B, Section 82)



  I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $ 256.00 having been paid, said articles are deemed to have been filed with me this 13th day of June , 1989.




                                             MICHAEL JOSEPH CONNOLLY
                                                Secretary of State





















                  TO BE FILLED IN BY CORPORATION
                        Photo Copy of Merger to Be Sent

            TO:   Conan R. Deady
                  Hale and Dorr
                  60 State Street
                  Boston, MA 02109

            Telephone   (617) 742-9100

                                   Copy Mailed

                      The Commonwealth of Massachusetts

_______                                                  FEDERAL IDENTIFICATION
Examiner                   MICHAEL JOSEPH CONNOLLY       NO. 00-0291594

                              Secretary of State
                  ONE ASHBURTON PLACE FEDERAL IDENTIFICATION
                              BOSTON, MASS.02108         NO. 04-2114473

                             ARTICLES OF MERGER*
              PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78


         The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make checks payable to the Commonwealth of Massachusetts.

                                   * * * *

MERGER* OF                            S&Y ACQUISITION CORPORATION
                                      STOCKER & YALE, INC.



                                                 the constituent corporations

                                     into
                                            STOCKER & YALE, INC.
the surviving* corporation.

      The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

      1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

      2.    The effective date of the merger* determined pursuant to the
agreement referred to in paragraph 1 shall be       June 14, 1989

      3.    (For a merger)
     ** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:

                  NONE

       * Delete the inapplicable words.
      ** If there are no provisions state "NONE."
   NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      (For a consolidation)
      (a)   The purposes of the RESULTING corporation are as follows:

            N/A



      (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

            N/A

-------------------------------------------------------------------
                  WITHOUT PAR             WITH PAR VALUE
                     VALUE
CLASS OF STOCK
                ---------------------------------------------------
                                       PAR
                   NUMBER OF       NUMBER OF    VALUE    AMOUNT
                    SHARES          SHARES
-------------------------------------------------------------------
   Preferred                                           $
 ...................................................................

 ...................................................................
    Common
-------------------------------------------------------------------

      **(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

            N/A

      **(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

            N/A












       * Delete the inapplicable words.

      ** If there are no provisions state "NONE."

   NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

      (a) the post office address of the principal office of the surviving* corporation in Massachusetts is:

                  Route 128 and Brimbal Avenue, Beverly, MA  01915

      (b) The name, residence and post office address of each of the directors and President, Treasurer, and Clerk of the surviving* corporation is as follows:


         Name                         Residence                       Post Office Address
                                      400 Paradise Road               400 Paradise Road
President        James Bickman        Swampscott, MA                  Swampscott, MA

Treasurer        James Bickman        400 Paradise Road               400 Paradise Road
                                      Swampscott, MA                  Swampscott, MA

Clerk            Stuart M. Cable     120 Fulton Street, Apt. 3D       120 Fulton Street, Apt. 3D
                                     Boston, MA  02109                Boston, MA  02109

Directors        James Bickman       400 Paradise Road               400 Paradise Road
                                     Swampscott, MA                  Swampscott, MA
                 Mark W. Blodgett    14 Knollwood Drive              14 Knollwood Drive
                                     Greenwich, CT 06830             Greenwich, CT  06830


      (c)   The date adopted on which the fiscal year of the surviving*
corporation end is:                                  December 31

      (d) The date fixed in the by-laws for the Annual Meeting of the stockholders of the surviving* corporation is:

            The Third Tuesday in April of each year

      The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                              /s/ Mark W. Blodgett          President*
                              ------------------------------
                                  Mark W. Blodgett


                              /s/ Stuart M. Cable           Clerk*
                              ------------------------------
                                  Stuart M. Cable

of                       S&Y ACQUISITION CORPORATION
-------------------------------------------------------------------------------
                      (name of constituent corporation)

                              /s/  James Bickman            President*
                                   -------------------------
                                   James Bickman


                              /s/ Stuart M. Cable           Clerk*
                                  --------------------------
                                  Stuart M. Cable


of                       STOCKER & YALE, INC.
-------------------------------------------------------------------------------
                      (name of constituent corporation)

*Delete the inapplicable words.

                THE COMMONWEALTH OF MASSACHUSETTS

                       ARTICLES OF MERGER*

             (General Laws, Chapter 156B, Section 78)


      I hereby approve the within articles of merger* and, the filing fee in the amount of $ 250.00 having been paid, said articles are deemed to have been filed
with me this 14th day of June       , 1989      .

Effective Date



                                                MICHAEL JOSEPH CONNOLLY
                                                   Secretary of State

            TO BE FILLED IN BY CORPORATION
      Photocopy of Articles of Merger To Be Sent

TO:         Stuart M. Cable, Esq.

            Goodwin, Procter & Hoar
            Exchange Place
            Boston, MA  02109
Telephone   (617) 570-1000

                                   Copy Mailed




*Delete the inapplicable words.

                        The Commonwealth of Massachusetts
                             MICHAEL JOSEPH CONNOLLY
                                Secretary of State       FEDERAL IDENTIFICATION

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108    NO.  04-2114473
                                                                   ------------

                        RESTATED ARTICLES OR ORGANIZATION

                     General Laws, Chapter 156B, Section 74

      This certificate mus be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ------------

      We,         Mark W. Blodgett                    , President and
                  Stuart M. Cable                           , Clerk of

                              STOCKER & YALE, INC.
-------------------------------------------------------------------------------
                              (Name of Corporation)

located at Route 128 and Brimbal Avenue,  Beverly, Massachusetts 01915
           --------------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted by consent in lieu of joint special meeting of stockholders and directors dated June 14, 1989, by vote of

    166,668      shares of      Common Stock       out of      166,668    shares outstanding,
-----------------         -------------------------      -----------------
                             (Class of Stock)
                 shares of                         out of                 shares outstanding, and
-----------------         -------------------------      -----------------
                             (Class of Stock)

                 shares of                         out of                 shares outstanding, and
                             (Class of Stock)

being at lest two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

      1.    The name by which the corporation shall be known is:

                  STOCKER & YALE, INC.

      2.    The purposes for which the corporation is formed are as follows:

                  To design, manufacture, assemble and market measuring and inspection instruments and machine components and accessories; and

                  To carry on any other service, business operation or activity which may be lawfully carried out by a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                    WITHOUT PAR VALUE                   WITH PAR VALUE
                    -----------------                   ---------------
CLASS OF STOCK      NUMBER OF SHARES       NUMBER OF SHARES          PAR VALUE
--------------      ----------------       ----------------          ---------

Preferred                 NONE                   NONE

Common                    NONE                 6,000,000               $.01


*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                              NONE





*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:


                              NONE




*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                  See attached ARTICLE 6.  OTHER LAWFUL PROVISIONS
                               -----------------------------------




* If there are no such provisions, state "None."

      *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles


            2, 3, 4, 5 and 6.
-------------------------------------------------------------------------------
      (*If there are no such amendments, state "None".)

                         Briefly describe amendments in space below:


ARTICLE 2.  - Deleted in its entirety and replaced with Amended ARTICLE 2.
              herein.

ARTICLE 3. - Provision for Class A Common Stock is eliminated and the par value of the Common Stock is reduced from $1.00 per share to $.01 per share.

ARTICLE 4.  - Deleted in its entirety.

ARTICLE 5.  - Deleted in its entirety.

ARTICLE 6.  - Deleted in its entirety and replaced with Amended ARTICLE 6.
              herein.














      IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto
signed our names to        fourteenth       day of         June           in
the year 1989



      /s/  Mark W. Blodgett                                    President
--------------------------------------------------------------
      /s/  Stuart M. Cable                                     Clerk
--------------------------------------------------------------

                              STOCKER & YALE, INC.

                       ARTICLE 6. OTHER LAWFUL PROVISIONS
                       ----------------------------------


ARTICLE 6(a).  LIMITATION OF LIABILITY OF DIRECTORS
-----------    ------------------------------------

      No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Sections 61 or 62 of the Massachusetts Business Corporation Law, or (iv) with respect to any transaction from which the director derived an improper personal benefit.

      No amendment or repeal of this Article shall adversely affect the rights and protection afforded to a director of this Corporation under this Article for acts or omissions occurring prior to such amendment or repeal.


ARTICLE 6(b).  INDEMNIFICATION
-----------    ---------------

      1.    Definitions.  For purposes of this Article
            -----------
            (a) A "Director" or "Officer" means any person serving as a director of this Corporation or in any other office filled by appointment or election by the directors or the stockholders and also includes (i) a Director or Officer of the Corporation serving at the request of the Corporation as a director, officer, employee, trustee, partner or other agent of another organization, and
(ii) any person who formerly served as a Director or Officer;

            (b) "Expenses" means (i) all expenses (including attorneys' fees and disbursements) actually and reasonably incurred in defense of a Proceeding, in being a witness in a Proceeding, or in successfully seeking indemnification under this Article, (ii) such expenses incurred in connection with a



                        Article 6 -- Continuation Page 1

Proceeding initiated by a Director or Officer as may be approved by the Board of Directors, and (iii) any judgments, awards, fines or penalties paid by a Director or Officer in connection with a Proceeding or reasonable amounts paid in settlement of a Proceeding; and

            (c) A "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a Proceeding.

      2. Right to Indemnification. Except as limited by law, this Corporation shall indemnify its Directors and Officers against all Expenses incurred by them in connection with any Proceedings in which they are involved as a result of their service as a Director or Officer, except that (i) no indemnification shall be provided for any Director or Officer regarding a matter as to which it shall be determined pursuant to Section 5 of this Article or adjudicated that he did not act in good faith and in the reasonable belief that his action was in the best interests of this Corporation, or with respect to a criminal matter, that he had reasonable cause to believe that his conduct was unlawful, and (ii) no indemnification shall be provided for any Director or Officer with respect to any Proceeding by or in the right of this Corporation or alleging that a Director or Officer received an improper personal benefit if he is adjudged liable to this Corporation in such Proceeding or, in the absence of such an adjudication, if he is determined to be ineligible for indemnification under the circumstances pursuant to Section 5 of this Article; provided, however, that indemnification of Expenses incurred by a Director or Officer in successfully defending a Proceeding alleging that he received an improper personal benefit as a result of his status as such may be paid if and to the extent authorized by the Board of Directors.

      3. Settled Proceedings. If a Proceeding is compromised or settled in a manner which imposes any liability or obligation upon a Director or Officer, (i) no indemnification shall be provided to him with respect to a Proceeding by or in the right of this Corporation unless a court having jurisdiction determines that indemnification is reasonable and proper under the circumstances, and (ii) no indemnification shall be provided to him with respect to any other type of Proceeding if it is determined pursuant to Section 5 of this Article on the basis of the


                        Article 6 -- Continuation Page 2
circumstances known at that time (without further investigation) that said Director or Officer is ineligible for indemnification.

      4. Advance Payments. Except as limited by law, Expenses incurred by a Director or Officer in defending any Proceeding, including a Proceeding by or in the right of this Corporation, shall be paid by this Corporation to said Director or Officer in advance of final disposition of the Proceeding upon receipt of his written undertaking to repay such amount if he is determined pursuant to Section 5 of this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of such person to make repayment; provided, however, that no such advance payment of Expenses shall be made if it is determined pursuant to Section 5 of this Article on the basis of the circumstances known at that time (without further investigation) that said Director or Officer is ineligible for indemnification.

      5. Determinations; Payments. The determination of whether a Director or Officer is eligible or ineligible for indemnification under this Article shall be made in each instance by (a) a majority of the Directors or a committee thereof who are not parties to the Proceeding in question, (b) independent legal counsel appointed by a majority of such Directors, or if there are none, by a majority of the Directors in office, or (c) a majority vote of the stockholders who are not parties to the Proceeding in question. Notwithstanding the foregoing, a court having jurisdiction (which need not be the court in which the Proceeding in question was brought) may grant or deny indemnification in each instance under the provisions of law and this Article. The Corporation shall be obliged to pay indemnification applied for by a Director or Officer unless there is an adverse determination (as provided above) within 45 days after the application. If indemnification is denied, the applicant may seek an independent determination of his right to indemnification by a court, and in such event this Corporation shall have the burden of proving that the applicant was ineligible for indemnification under this Article.

      6. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any agent, employee, director or officer against any liability or cost incurred by him


                        Article 6 -- Continuation Page 3
in any such capacity or arising out of his status as such, whether or not this Corporation would have power to indemnify him against such liability or cost.

      7. Responsibility With Respect to Employee Benefit Plan. If this Corporation or any of its Directors or Officers sponsors or undertakes any responsibility as a fiduciary with respect to an employee benefit plan, then for purposes of indemnification of such persons under this Article (i) a "Director" or "Officer" shall be deemed to include any Director or Officer of this Corporation who serves at its request in any capacity with respect to said plan,
(ii) such Director or Officer shall not be deemed to have failed to act in good faith in the reasonable belief that his action was in the best interests of the Corporation if he acted in good faith in the reasonable belief that his action was in the best interests of the participants or beneficiaries of said plan, and
(iii) "Expenses" shall be deemed to include any taxes or penalties imposed on such Director or Officer with respect to said plan under applicable law.

      8. Heirs and Personal Representatives. The indemnification provided by this Article shall inure to the benefit of the heirs and personal representatives of a Director or Officer.

      9. Non-Exclusivity. The provisions of this Article shall not be construed to limit the power of this Corporation to indemnify its Directors or Officers to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. In addition, this Corporation shall have power to indemnify any of its agents or employees who are not Directors or Officers on any terms not prohibited by law which it deems to be appropriate. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

   10. Amendment. The provisions of this Article may be amended or repealed by the stockholders only; however, no amendment or repeal of such provisions which adversely affects the rights of a Director or Officer under this Article with respect to his acts or omissions at any time prior to such amendment or repeal, shall apply to him without his consent.


                        Article 6 -- Continuation Page 4

ARTICLE 6(c).  TRANSACTIONS WITH INTERESTED PERSONS
-----------    ------------------------------------

      1. Unless entered into in bad faith, no contract or transaction by this Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

      2. For the purposes of this Article, "Interested Person" means any person or organization in any way interested in this Corporation whether as an officer, director, stockholder, employee or otherwise, and any other entity in which any such person or organization or this Corporation is in any way interested.

      3. Unless such contract or transaction was entered into in bad faith, no Interested Person, because of such interest, shall be liable to this Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

      4. The provisions of this Article shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of directors or stockholders of this Corporation at which such contract or transaction was authorized or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.


ARTICLE 6(d).  STOCKHOLDERS' MEETINGS
------------   ----------------------

      Meetings of Stockholders of this Corporation may be held anywhere in the United States.


ARTICLE 6(e).  AMENDMENT OF BY-LAWS
------------   --------------------

      The By-Laws may provide that the Board of Directors as well as the stockholders may make, amend or repeal the By-Laws of this Corporation, except with respect to any provision thereof which by law, by these Articles or by the By-Laws requires action by the stockholders.



                        Article 6 -- Continuation Page 5

ARTICLE 6(f).  ACTING AS A PARTNER
------------   -------------------

      This Corporation may be a partner in any business enterprise which it would have power to conduct by itself.













                        Article 6 -- Continuation Page 6

                        THE COMMONWEALTH OF MASSACHUSETTS



                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)


      I hereby approve the within restated articles of organization and, the
filing fee in the amount of $              having been paid, said articles
are deemed to have been filed with me this               fourteenth day of
June             , 1989       .



                                          MICHAEL JOSEPH CONNOLLY
                                            Secretary of State











            TO BE FILLED IN BY CORPORATION

PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE
SENT

TO:         Stuart M. Cable, Esq.
            Goodwin, Procter & Hoar

            Exchange Place

            Boston, Massachusetts  02109

Telephone   (617) 570-1000


                                   Copy Mailed

                        The Commonwealth of Massachusetts

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                                                        FEDERAL IDENTIFICATION
_________                     ONE ASHBURTON PLACE
Examiner                       BOSTON, MASS. 02108      NO. 04-2114473
                                                            -------------------

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82


The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

             Make check payable to the Commonwealth of Massachusetts

                                     * * * *

We,      Mark W. Blodgett and Stuart M. Cable                        President*
and Clerk* of    Stocker & Yale, Inc.
-------------------------------------------------------------------------------
                                    name of corporation

organized under the laws of        Massachusetts                      and herein
called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

                                               State of          Date of
            Name                             Organization     Organization

      Stocker & Yale                              MA         April 14, 1982
  Securities Corporation








      2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)



  Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

      4. That by unanimous written consent of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B Section 82, was duly adopted:

      VOTED:      That the Corporation merge with and
                  into itself its wholly-owned
                  subsidiary known as Stocker & Yale Securities Corporation, and that the Corporation be the surviving entity.





























NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

        5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the date of filing of these Articles of Merger


      IN WITNESS WHEREOF and under the penalties of perjury we have hereto
signed our names this 20th  day of            June, 1990                       .



                                    /s/ Mark W. Blodgett        President
                                        ------------------------
                                        Mark W. Blodgett


                                    /s/ Stuart M. Cable         Clerk
                                        ------------------------
                                        Stuart M. Cable

























  Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                          COMMONWEALTH OF MASSACHUSETTS

                   ARTICLES OF MERGER OF PARENT AND SUBSIDIARY
                                  CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)



  I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 21st day of June, 1990.




                                             MICHAEL JOSEPH CONNOLLY
                                               Secretary of State


 TO BE FILLED IN BY CORPORATION
            Photo Copy of Merger To Be Sent

      TO:   Ingrid Dohler, Senior Legal Assistant
            Goodwin, Procter & Hoar

            Exchange Place

            Boston, MA 02109
Telephone      (617) 570-1582

                                 Copy Mailed

                            The Commonwealth of Massachusetts
                                                         FEDERAL IDENTIFICATION
                                MICHAEL JOSEPH CONNOLLY        NO. 04-2114473
                                    Secretary of State

                        ONE ASHBURTON PLACE FEDERAL IDENTIFICATION
                            BOSTON, MASS. 02108 NO. _________

                                   ARTICLES OF MERGER*
                    PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 79

        The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

             Make check payable to the Commonwealth of Massachusetts

                                     * * * *

MERGER* OF                                Stocker & Yale, Inc.
                                          Brower Exploration Inc.



                                                  the constituent corporations
                                   into  Stocker & Yale, Inc.

*one of the constituent corporations* organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

   The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

   1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

   2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be upon the filing of the Articles of Merger
   3. (For a merger)
  ** The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:
      See attached paragraph 3

      (For a consolidation)

  *  Delete the inapplicable words.
 **  If there are no provisions state "NONE "

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

   4. (This paragraph 4 may be deleted if the surviving corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the "surviving" corporation:

   (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is:

                 133 Brimbal Avenue
                 Beverly, MASS  01915

   (b) The name, residence and post office address of each of the initial directors and President, Teasurer and Clerk of the surviving corporation is as follows:


          Name                        Residence                                       Post Office Address
President          See attached paragraph 4(b) for initial directors and
                   President, Treasurer and Clerk of surviving corporation.
Treasurer

Clerk

Directors


   (c) The date initially adopted on which the fiscal year of the *surviving* corporation ends is: December 31.

   (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the resulting* surviving* corporation is: third Tuesday in April








   *   Delete the inapplicable words.

 **    If there are no provisions state "NONE "

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

                                       Paragraph 3

The total number of shares and the par value of each class of stock which the surviving corporation is authorized is as follows:


   WITHOUT PAR VALUE STOCKS   WITH PAR VALUE STOCKS

   TYPE           NUMBER OF SHARES          TYPE            NUMBER OF SHARES            Par Value
COMMON:               None                 COMMON:             12,000,000                 $.001

PREFERRED:            None                 PREFERRED:          None


                                      Paragraph 4(b)

The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:

                                                                  POST OFFICE
               NAME                    RESIDENCE                     ADDRESS
               ----                    ---------                  ------------
President      James Bickman           8 Preston Court            8 Preston Court
                                       Swampscott, MASS 01907     Swampscott, MASS 0l907

Treasurer      Susan Hojer             83 Ann Avenue              83 Ann Avenue
                                       Manchester, NH 03102       Manchester, NH 03102

Clerk          Stuart M. Cable         120 Fulton Street          120 Fulton Street
                                       Boston, MASS 02109         Boston, MASS 02109

Directors      Mark W. Blodgett        37 Chestnut Street         37 Chestnut Street
                                       Salem, MASS 01970          Salem, MASS 01970

               James Bickman           8 Preston Court            8 Preston Court
                                       Swampscott, MASS 01907     Swampscott, MASS 01907

               Clifford Abbey          1150 Greenwich             1150 Greenwich
                                       San Francisco, CA  94109   San Francisco, CA  94109

               Robert G. Atkinson       6036 Gleneagles Drive     6036 Gleneagles Drive
                                       W. Vancouver, BC           W. Vancouver, BC
                                       Canada  V7W 1W2            Canada V7W 1W2

               Lawrence W. Blodgett    1548 Point Pleasure        1548 Point Pleasure
                                       Spur Rd.                   Spur Rd.
                                       New Richmond, OH  45157    New Richmond, OH  45157

               Hubert R. Marleau       2 Westmount Sq.            2 Westmount Sq.
                                       Penthouse C                Penthouse C
                                       Westmount, Quebec          Westmount, Quebec
                                       Canada H3Z 2S4             Canada  H3Z 2S4


                         FOR MASSACHUSETTS CORPORATIONS

   The undersigned President* Vice President* and Clerk* Assistant Clerk* of Stocker & Yale, Inc. a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.


                     /s/  James Bickman               President* Vice President*
                     ---------------------------------
                    /s/  Stuart M. Cable              Clerk* Assistant Clerk*
                    ----------------------------------

             FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

   The undersigned               President                                 + and
    Secretary-Treasurer    ++     of          Brower Exploration Inc.
a corporation organized under the laws of       Wyoming          further state
under the penalties of perjury that the agreement of merger* referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of Wyoming

                                    /s/  William H. W. Atkinson               +
                                    -------------------------------------------
                                    William H.W. Atkinson
                                    President

                                   /s/  M. Michael Sikula                    ++
                                   --------------------------------------------
                                   M. Michael Sikula
                                   Secretary-Treasurer

*Delete the inapplicable words

+Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

++Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

                              COMMONWEALTH OF MASSACHUSETTS

                 ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                         (General Laws, Chapter 156B, Section 82)



   I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $6,000 having been paid, said articles are deemed to have been filed with me this 11th day of May, 1994.




                                                     MICHAEL JOSEPH CONNOLLY
                                                        Secretary of State


TO BE FILLED IN BY CORPORATION
       Photo Copy of Merger To Be Sent

TO:          Evan Jones

             Goodwin, Procter & Hoar

             Exchange Place

             Boston, MA 02109

Telephone   (617) 570-1582


                             Copy Mailed

----------
Examiner



----------
Name
Approved



        C
        P
        M
       R.A.




----------
P.C.



                                                                 NO. 04-2114473

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We,    James Bickman                                             ,  *President,
and    Stuart M. Cable                                                , *Clerk,
of                              STOCKER & YALE, INC.                           ,
                            (Exact name of corporation)

located at               32 HAMPSHIRE ROAD, SALEM, NH 03079                   ,
                  (Street address of corporation in Massachusetts)

      certify that these Articles of Amendment affecting articles numbered:

                     Article 3 (SEE AUTHORIZED SHARE TABLE)
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on May 2, 1995, by vote of:

4,982,469   shares of            Common              of   7,899,271.4  shares outstanding,
---------            -------------------------------      -------------
                     (type, class & series, if any)

            shares of                                of              shares outstanding,
                     (type, class & series, if any)

            shares of                                of              shares outstanding,
                     (type, class & series, if any)


 1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

      *Delete the inapplicable words.
     **Delete the inapplicable clause.
      1For amendments adopted pursuant to Chapter 156B, Section 70.
      2For amendments adopted pursuant to Chapter 156B, Section 71.
      Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                        WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
  Common:                                Common:        12,000,000               .001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Change the total authorized to:


----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                        WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
  Common:                                Common:         2,400,000               .001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                      -----------------------------------------.


SIGNED UNDER THE PENALTIES OF PERJURY, this 21st day of     December     , 1995,


/s/  James Bickman                                                 , *President,
-------------------------------------------------------------------
James Bickman

/s/  Stuart M. Cable, Esq.                                         , *Clerk.
-------------------------------------------------------------------
Stuart M. Cable, Esq.
*Delete the inapplicable words.

                                                         FEDERAL IDENTIFICATION
                                                                 NO. 04-2114473

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512



                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


      We, Susan A. Sundell, Vice President and Stuart M. Cable, Clerk of Stocker & Yale, Inc., located at 32 Hampshire Road, Salem, New Hampshire 03079 certify that these Articles of Amendment affecting articles numbered 3 of the Articles of Organization were duly adopted at a meeting held on September 17, 1996, by vote of: 1,198,021 shares of Common Stock of 1,712,914.6 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

      Voted: To increase the amount of authorized common stock to 10,000,000 shares.

      To change the number of shares and the par value of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

      The total presently authorized is:


-------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
    Type       Number of Shares     Type       Number of Shares     Par Value
-------------------------------------------------------------------------------
   Common:                         Common          2,400,000          .001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Preferred:                      Preferred:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

      Change the total authorized to:


-------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
    Type       Number of Shares     Type       Number of Shares     Par Value
-------------------------------------------------------------------------------
   Common:                         Common         10,000,000          .001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Preferred:                      Preferred:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not mor than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 23rd day of September, 1996.


                        /s/ Susan Sundell                     , Vice President
                        Susan A. Sundell


                        /s/ Stuart M. Cable                            , Clerk
                        Stuart M. Cable

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)



                  ============================================



I hereby approve the within Articles of Amendment and, the filing fee in the amount of $7,600 having been paid, said articles are deemed to have been filed with me this 24th day of September 1996.



Effective date:
               ----------------------------------------------










                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth









                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                        Christine Grant, Legal Assistant
                             Goodwin, Procter & Hoar
                  Exchange Place - Boston, Massachusetts 02109